SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 23, 2001
                      ------------------------------------
                        Date of Report (Date of earliest
                                 event reported)

                         Oil-Dri Corporation of America
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)



            Delaware              0-8675           36-2048898
       --------------------   ---------------     --------------
         (State or other       (Commission            (IRS
         jurisdiction of       File Number)         Employer
         incorporation)                           Identification
                                                      No.)




               410 North Michigan Avenue
                   Chicago, Illinois                 60611
               -------------------------            -------
                (Address of principal             (Zip Code)
                  executive offices)


                                  312-321-1515
                      ------------------------------------
                          Registrant's telephone number

ITEM 5.  OTHER EVENTS

On April 23, 2001, the release attached as Exhibit 99 and incorporated herein by reference was issued, announcing that Oil-Dri Corporation of America ("Oil-Dri") had signed two new long-term supply contracts with A&M Products Manufacturing Company, a subsidiary of The Clorox Company. At that time the old long-term supply contract between Oil-Dri and Clorox was terminated and Oil-Dri received a termination fee.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits: The following documents are attached as exhibits to this report:

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

99            Press Release, April 23, 2001


10(s)* Memorandum of Agreement #1450 "Fresh Step"(TM) dated as of March 12, 2001 between A&M Products Manufacturing Company and Oil-Dri Corporation of America.

10(t)* Memorandum of Agreement #1465 "Jonny Cat"(TM), dated as of April 18, 2001 between A&M Products Manufacturing Company and Oil-Dri Corporation of America.














--------
* Confidential treatment has been requested for portions of this document. The redacted material, indicated by a double asterisk (e.g., **) has been filed separately with the Commission pursuant to an application for confidential treatment.

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       OIL-DRI CORPORATION OF AMERICA



                       By:/S/ DANIEL S. JAFFEE
                          ---------------------------------
                          Daniel S. Jaffee
                          President and Chief Executive Officer



Date:  May 1, 2001

                                 EXHIBIT INDEX



Exhibit
Number               Description
-------              ------------

99                   Press Release, April 23, 2001

10(s)*               Memorandum of Agreement #1450 "Fresh
                     Step"(TM) dated as of March 12, 2001 between A&M Products Manufacturing Company and Oil-Dri Corporation of America.

10(t)*               Memorandum of Agreement #1465 "Jonny Cat"
                     (TM), dated as of April 18, 2001 between A&M Products Manufacturing Company and Oil-Dri Corporation of America.























--------
* Confidential treatment has been requested for portions of this document. The redacted material, indicated by a double asterisk (e.g., **) has been filed separately with the Commission pursuant to an application for confidential treatment.